UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2006

Lifetime Brands, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware
 (State or Other Jurisdiction of Incorporation)

0-19254	11-2682486
(Commission File Number)	(IRS Employer Identification No.)

One Merrick Avenue, Westbury, New York, 11590
 (Address of Principal Executive Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code) 516-683-6000

(Former Name or Former Address, if Changed Since Last Report) N/A

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 3, 2006, Lifetime Brands, Inc. (“Lifetime” or the “Company”) filed a Form 8-K to report the completion of its acquisition of the business and certain assets and liabilities of Syratech Corporation (“Syratech”) under Item 2.01. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, Lifetime stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. Lifetime hereby amends its Form 8-K filed on May 3, 2006 in order to provide the financial information required by Item 9.01.

Item 9.01 Financial Statements and Exhibits

(a)     Financial Statements of business acquired.

The audited consolidated balance sheet of Syratech Corporation as of December 31, 2005 and the related consolidated statements of operations, stockholder’s deficit and cash flows for the periods from June 3 to December 31, 2005 (Successor Company) and January 1 to June 2, 2005 (Predecessor Company), and the notes to the consolidated financial statements together with the report thereon of Vitale, Caturano & Company, Ltd, and the audited consolidated balance sheets of Syratech Corporation as of December 31, 2004 and 2003 and the related consolidated statements of operations, stockholder’s deficit and cash flows for the years ended December 31, 2004 and 2003 and the notes to the consolidated financial statements together with the report thereon of Deloitte & Touche LLP are attached hereto as Exhibit 99.1.

(b)     Pro forma financial information

The unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2005 and unaudited pro forma condensed combined statement of operations for the year ended December 31, 2005 are attached hereto as Exhibit 99.2.

(d)     Exhibits.

23.1	Consent of Vitale, Caturano & Company, Ltd.

23.2	Consent of Deloitte & Touche LLP

99.1	Syratech Financial Statements

99.2	Unaudited Pro Forma Condensed Combined Financial Information

99.3	The Asset Purchase Agreement dated as of March 8, 2006 among Syratech Corporation, Wallace International de P.R., Inc., Chi International, Inc. and Syratech (H.K.) Limited, as the sellers, and Syratech Acquisition Corporation as the purchaser, and Lifetime Brands, Inc. filed with a Current Report on Form 8-K dated March 8, 2006 and incorporated herein by reference.

The information herein contains certain forward-looking statements including statements concerning the Company’s future prospects. These statements involve risks and uncertainties, including risks relating to general economic conditions and risks relating to the Company’s operations, such as the risk of loss of major customers and risks relating to changes in demand for the Company’s products, as detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LIFETIME BRANDS, INC. By: /s/ Robert McNally Robert McNally Vice President of Finance and Chief Financial Officer

Dated: July 12, 2006

Exhibit Index

23.1	Consent of Vitale, Caturano & Company, Ltd.

23.2	Consent of Deloitte & Touche LLP

99.1	Syratech Financial Statements

99.2	Unaudited Pro Forma Condensed Combined Financial Information